EXHIBIT 99.1

News Release

Contact:

Todd Allen, CFA

Vice President, Investor and Media Relations

410-689-7632

tallen@foundationcoal.com

LINTHICUM HEIGHTS, Md., Jan. 30, 2009 (BUSINESS WIRE) — Foundation Coal Holdings, Inc. (NYSE:FCL) today announced that the Laurel Creek mining complex operated by Foundation Coal affiliates will be idled effective immediately. The Laurel Creek complex, which produced approximately 1 million clean tons of coal in 2008, consists of three active underground mines and an associated preparation plant. The decision to idle the Laurel Creek complex is based on its high cost structure, unfavorable current market conditions, and difficult mining conditions which together make the operation of the mining complex uneconomic. Foundation Coal affiliates expect to record a fourth quarter non-cash impairment charge to write-down all or a portion of the $36.5 million carrying value of Laurel Creek’s long-lived assets.

“The decision to idle the Laurel Creek complex is a necessary step in order to optimize the financial performance of our affiliates in Central Appalachia and will further our position as a low cost producer in the region,” said Chairman and CEO, James Roberts. “Our highly skilled workforce is our most valuable resource, and the workers at Laurel Creek will be considered for employment opportunities at other affiliates within our organization.”

ABOUT FOUNDATION COAL

Foundation Coal Holdings, Inc., through its affiliates, is a major U.S. coal producer operating mines and associated processing and loading facilities in Pennsylvania, West Virginia, and Wyoming. Through its subsidiaries Foundation Coal employs approximately 3,000 people and produces more than 70 million tons of coal annually, largely for utilities generating electricity. Foundation’s corporate offices are in Linthicum Heights, Md.

FORWARD-LOOKING STATEMENTS

Certain statements relating to the future prospects, developments, business strategies, analyses and other information that is based on forecasts of future results and estimates of amounts not yet determinable are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which can be identified as any statement that does not relate strictly to historical or current facts. The company has used the words “anticipate,”

“believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting the company and are subject to uncertainties and factors relating to the company’s operations and business environment, all of which are difficult to predict and many of which are beyond the company’s control, that could cause the company’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These factors include, but are not limited to: market demand for coal, electricity and steel; weather conditions or catastrophic weather-related damage; the company’s production capabilities; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; environmental laws, including those directly affecting the company’s coal mining and production, and those affecting the company’s customers’ coal usage; regulatory and court decisions; railroad, barge, trucking and other transportation performance and costs; assumptions concerning economically recoverable coal reserve estimates; employee workforce factors; changes in postretirement benefit and pension obligations; the company’s liquidity, results of operations and financial condition. The company advises investors that it discusses additional risk factors and uncertainties that could cause Foundation Coal Holdings Inc. actual results to differ from forward-looking statements in the company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors”. The investor should keep in mind that any forward-looking statement made by the company in this news release or elsewhere speaks only as of the date on which the company makes it. New risks and uncertainties come up from time to time, and it is impossible for the company to predict these events or how they may affect the company. The company has no duty to, and does not intend to, update or revise the forward-looking statements in this news release after the date of issue, except as may be required by law. In light of these risks and uncertainties, the investor should keep in mind that any forward-looking statement made in this news release or elsewhere might not occur.

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